UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2014

LVB ACQUISITION, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-54505	26-0499682
(Commission File Number)	(IRS Employer Identification No.)

56 East Bell Drive, Warsaw IN	46582
(Address of Principal Executive Offices)	(Zip Code)

(574) 267-6639

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Compensatory Arrangements of Certain Officers.

On April 9, 2014 the Board of Directors of LVB Acquisition, Inc., (the “Company”) approved the following Company compensation plans: the 2014 Omnibus Equity Incentive Compensation Plan (the “Plan”), the 2014 Employee Stock Purchase Plan (the “ESPP”) and the 2014 Executive Bonus Plan (the “Bonus Plan”).

In addition, on April 9, 2014, LVB Acquisition Holding, LLC (“Parent”), as the holder of more than 80% of the issued and outstanding shares of common stock of the Company, executed a written consent in lieu of a special meeting of the stockholders of the Company approving the adoption of the Plan, the ESPP and the Bonus Plan. In each case, such approval will be effective 20 calendar days after the distribution to the Company stockholders of a Schedule 14C Definitive Information Statement, with respect to such written consent in lieu of a special meeting of stockholders, first filed in preliminary form with the Securities and Exchange Commission on April 11, 2014 (the “Information Statement”).

Pursuant to the Plan, the Compensation Committee of the Board of Directors may grant equity and equity-based awards to employees, independent contractors and non-employee directors of the Company and its subsidiaries. The maximum number of shares of common stock that may be delivered in satisfaction of such awards is 50,000,000 shares. Pursuant to the ESPP, eligible employees of the Company and its designated subsidiaries who wish to become stockholders in the Company may do so by purchasing common stock through payroll deductions. The maximum number of shares of common stock available for purchase under the ESPP is 6,850,000 shares. Pursuant to the Bonus Plan, the Compensation Committee may grant cash incentive awards to executive officers to be earned through the achievement of performance goals during specified periods established by the Committee. The maximum amount payable to any participant in a single calendar year is (i) $5,000,000 per calendar year with respect to awards with a performance period of a calendar year or less and (ii) $15,000,000 per calendar year with respect to awards with a performance period greater than a calendar year. Each of the Plan, the ESPP and the Bonus Plan will only become effective upon consummation of the proposed initial public offering of the Company’s common stock (the “IPO”).

Summaries of the Plan, ESPP and Bonus Plan are set forth in the Information Statement. Such summaries and the foregoing descriptions of the Plan, ESPP and Bonus Plan are qualified in their entirety by reference to the text of the Plan, ESPP and Bonus Plan, which are attached as Appendix C, D and E, respectively, to the Information Statement and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

In addition to the approvals described in Item 5.02 above, on April 9, 2014, Parent, as the holder of more than 80% of the issued and outstanding shares of common stock of the Company, executed a written consent in lieu of a special meeting of the stockholders of the Company (i) granting the Company’s Board of Directors authority to effect a reverse stock split of the Company’s common stock in connection with the IPO at a ratio of not less than 1-for-1.8 and not more than 1-for-2.8, inclusive, as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split”); and (ii) approving the Company’s Second Amended and Restated Certificate of Incorporation (the “Post-IPO Certificate of Incorporation”) to be adopted by the Board of Directors in connection with the IPO. In each case such approval will be effective and action by the Board of Directors to effect the Reverse Stock Split and adopt the Post-IPO Certificate of Incorporation can be taken only 20 calendar days after the distribution to the Company stockholders of the Information Statement. Any amendment to the Company’s Certificate of Incorporation to effect a Reverse Stock Split and the Post-IPO Certificate of Incorporation will only become effective on upon filing of such amendment with the Delaware Secretary of State, which will occur only in connection with the IPO.

Summaries of the Reverse Stock Split and the Post-IPO Certificate of Incorporation are set forth in the Information Statement. Such summaries and the foregoing descriptions of the Reverse Stock Split and the Post-IPO Certificate of Incorporation are qualified in their entirety by reference to the text of the amendment to the Company’s existing Amended and Restated Certificate of Incorporation implementing the Reverse Stock Split and the Post-IPO Certificate of Incorporation, which are attached as Appendix A and B, respectively, to the Information Statement and incorporated herein by reference.

On April 9, 2014 the Board of Directors of the Company approved an amendment of the Company’s Amended and Restated Bylaws to add an exclusive forum bylaw. Specifically, new Section 9.6 of the Company’s Amended and Restated Bylaws provides that unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to or relating to any provision of the General Corporation Law of the State of Delaware, the Company’s certificate of incorporation or bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, any state or federal court located in the State of Delaware that has jurisdiction), in each case, subject to such court’s having personal jurisdiction over the indispensable parties named as defendants. Any person owning, purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of Section 9.6. Additionally, the exclusive forum bylaw provides that if a suit regarding the matters listed above is filed in a court other than the specified state and federal courts located within the state of Delaware in the name of any stockholder of the Company, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the specified state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the exclusive forum bylaw and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel.

The Amended and Restated Bylaws, as amended, is filed as Exhibit 3.1 to this report and the terms thereof are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.02 and 5.03 regarding the written consent of Parent is incorporated in this Item 5.07 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Second Amended and Restated Bylaws of LVB Acquisition, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LVB ACQUISITION, INC.

Date: April 11, 2014	By:	/s/ Bradley J. Tandy
Bradley J. Tandy
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 3.1	Second Amended and Restated Bylaws of LVB Acquisition, Inc.

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